DELAWARE GROUP® INCOME FUNDS
Delaware Diversified Floating Rate Fund (the "Fund")

Supplement to the Fund's Summary and Statutory Prospectuses dated November 28, 2016

Effective on or about Jan. 31, 2017 ("Effective Date"), the investment strategies for Delaware Diversified Floating Rate Fund will change and the Fund will be repositioned as a bank loan focused fund (the "Repositioning").  In connection with this Repositioning, the Fund's name will change to Delaware Floating Rate Fund.

The Repositioning will result in higher portfolio turnover in the near term, as the portfolio management team purchases and sells securities to accommodate the Repositioning. This higher portfolio turnover may cause the Fund to realize capital gains and is likely to cause the Fund to incur transaction costs. You should consult your financial advisor and tax advisor about the potential impact that will result from the Repositioning.

The Repositioning will not result in a change to the Fund's management fees and the average portfolio duration for the Fund will continue to generally not exceed one year.

The following is a summary of certain changes that will be made on the Effective Date as a result of the Repositioning:

Change	Current	Effective Date
Name	Delaware Diversified Floating Rate Fund	Delaware Floating Rate Fund
Investment Objective	Total Return	High current income and, secondarily, long-term total return.
80% Policy
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating-rate securities, including but not limited to, investment grade corporate bonds, bank loans, high yield bonds, nonagency mortgage-backed securities, asset-backed securities, securities issued or guaranteed by the U.S. government, municipal bonds, securities of foreign issuers in both developed and emerging markets, and may include derivatives instruments that attempt to achieve a floating rate of income for the Fund when they are combined with a group of fixed-rate securities.
Under normal circumstances, the Fund will invest at 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating rate loans and other floating rate debt securities.
Investment Restrictions	Allow up to 50% of the Fund's total assets to be invested in below-investment-grade securities.	Allow up to 100% of the Fund's total assets to be invested in below-investment-grade securities.
Benchmark	BofAML 3 Mo. Libor CM Index	S&P / LSTA Leveraged Loan Index
Portfolio Management Team	David Hillmeyer, Adam Brown, Paul Grillo and Roger Early	David Hillmeyer, Adam Brown and John McCarthy

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 30, 2016.